Transcontinental Realty Investors, Inc. 10-K

Exhibit 21.1

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation as of December 31, 2019:

Note 1: A list of all subsidiaries of Income Opportunity Realty Investors (IOR) is filed as exhibit 21.1 to IOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 which was filed with the Commission on March 30, 2020 and is incorporated by reference herein.

Corporations (including direct and indirect ownership through subsidiaries)

Name	Ownership	Jurisdiction
1925 Valley View, Inc.	100.00%	Nevada
Abode Properties Trust, Inc.	100.00%	Maryland
American Realty Investors, Inc.	0.82%	Nevada
ART Florida Partners I, Inc.	100.00%	Nevada
BW Ranch, Inc.	100.00%	Nevada
Income Opportunity Realty Investors, Inc.	81.12%	Nevada
IORI Minerals, Inc.	100.00%	Nevada
Kelly Lot Development, Inc.	100.00%	Nevada
MBRE Holdings, Inc.	100.00%	Nevada
Park West One Association, Inc.	100.00%	Texas
South Cochran Corporation	100.00%	Nevada
South Toler, Inc.	100.00%	Texas
T Belmont, Inc.	100.00%	Nevada
T Castle Glen, Inc.	100.00%	Nevada
T Island Bay Corp.	100.00%	Nevada
T Majestic, Inc.	100.00%	Nevada
T Palm Desert, Inc.	100.00%	Nevada
T Pinnacle, Inc.	100.00%	Nevada
T Plum Creek, Inc.	100.00%	Nevada
T Rogers, Inc.	100.00%	Nevada
T Sorrento, Inc.	100.00%	Nevada
T Summer Breeze, Inc.	100.00%	Nevada
T. Copperridge, Inc.	100.00%	Nevada
TCI 151 Acres, Inc.	100.00%	Nevada
TCI 319 Acres, Inc.	100.00%	Nevada
TCI Audubon Terrace, Inc.	100.00%	Nevada
TCI Bentonville, Inc.	100.00%	Nevada
TCI Keller Hicks, Inc.	100.00%	Nevada
TCI McKinney 34, Inc.	100.00%	Nevada
TCI McKinney Ranch, Inc.	100.00%	Nevada
TCI Mercer Crossing, Inc.	100.00%	Nevada
TCI Ocean Estates, Inc.	100.00%	Nevada
TCI Paramount Terrace, Inc.	100.00%	Nevada
TCI UIW, Inc.	100.00%	Nevada
Transcontinental Lamar, Inc.	100.00%	Nevada
Transcontinental Treehouse Corporation	100.00%	Nevada

98

LLC interests (including direct and indirect ownership through subsidiaries

Name	Ownership	Jurisdiction
3502 Bell Tower Apartments, LLC	98.50%	Texas
770 South Post Oak, LLC	100.00%	Delaware
Abode Acquisitions 2, LLC	100.00%	Nevada
Abode Acquisitions 3, LLC	100.00%	Delaware
Abode Acquisitions 4, LLC	100.00%	Delaware
Abode Acquisitions 5, LLC	100.00%	Delaware
Abode Acquisitions, LLC	100.00%	Nevada
Abode Apartments at Shadow Mountain, LLC	100.00%	Nevada
Abode Buffalo Sunset, LLC	100.00%	Nevada
Abode Commercial, LLC	100.00%	Nevada
Abode Development Holdings, LLC	100.00%	Nevada
Abode Fox Run Holdings, LLC	100.00%	Delaware
Abode JVP, LLC	100.00%	Delaware
Abode Land Holdings, LLC	100.00%	Delaware
Abode Little Rock Holdings, LLC	100.00%	Delaware
Abode Mercer Crossing, LLC	100.00%	Delaware
Abode Mezz Holdings, LLC	100.00%	Delaware
Abode New Development, LLC	100.00%	Delaware
Abode Park West I Holdings, LLC	100.00%	Delaware
Abode Properties GP, LLC	100.00%	Delaware
Abode Properties Holdings, LLC	100.00%	Nevada
Abode Properties LP, LLC	100.00%	Delaware
Abode Red Rock Properties, LLC	100.00%	Delaware
Abode RLD Holdings, LLC	100.00%	Delaware
Abode Sub 10, LLC	100.00%	Nevada
Abode Sub 11, LLC	100.00%	Nevada
Abode Sub 12, LLC	100.00%	Nevada
Abode Sub 13, LLC	100.00%	Nevada
Abode Sub 14, LLC	100.00%	Nevada
Abode Sub 15, LLC	100.00%	Nevada
Abode Sub 16, LLC	100.00%	Nevada
Abode Sub 17, LLC	100.00%	Nevada
Abode Sub 18, LLC	100.00%	Nevada
Abode Sub 19, LLC	100.00%	Nevada
Abode Sub 20, LLC	100.00%	Nevada
Abode Sub 21, LLC	100.00%	Nevada
Abode Sub 22, LLC	100.00%	Nevada
Abode Sub 23, LLC	100.00%	Nevada
Abode Sub 24, LLC	100.00%	Nevada
Abode Sub 25, LLC	100.00%	Nevada
Abode Sub 26, LLC	100.00%	Nevada
Abode Sub 27, LLC	100.00%	Nevada
Abode Sub 28, LLC	100.00%	Nevada
Abode Sub 29, LLC	100.00%	Nevada
Abode Sub 30, LLC	100.00%	Nevada
Abode Sub 31, LLC	100.00%	Nevada
Abode Sub 32, LLC	100.00%	Nevada
Abode Sub 33, LLC	100.00%	Nevada
Abode Sub 34, LLC	100.00%	Nevada
Abode Sub 35, LLC	100.00%	Nevada
Abode Sub 36, LLC	100.00%	Nevada
Abode Sub 37, LLC	100.00%	Nevada
Abode Sub 38, LLC	100.00%	Nevada
Abode Sub 39, LLC	100.00%	Nevada
Abode Sub 40, LLC	100.00%	Nevada
Abode Sub 41, LLC	100.00%	Nevada
Abode Sub 42, LLC	100.00%	Nevada
Abode Sub 43, LLC	100.00%	Nevada
Abode Sub 44, LLC	100.00%	Nevada
Abode Sub 45, LLC	100.00%	Nevada
Abode Sub 46, LLC	100.00%	Nevada
Abode Sub 47, LLC	100.00%	Nevada
Abode Sub 48, LLC	100.00%	Nevada
Abode Sub 49, LLC	100.00%	Nevada
Abode Sub 50, LLC	100.00%	Nevada

99

Abode Sub 51, LLC	100.00%	Nevada
Abode Sub 52, LLC	100.00%	Nevada
Abode Sub 53, LLC	100.00%	Nevada
Abode Sub 54, LLC	100.00%	Nevada
Abode Sub 55, LLC	100.00%	Nevada
Abode Sub 56, LLC	100.00%	Nevada
Abode Sub 57, LLC	100.00%	Nevada
Abode Sub 58, LLC	100.00%	Nevada
Abode Sub 59, LLC	100.00%	Nevada
Abode Sub 60, LLC	100.00%	Nevada
Abode Sub 61, LLC	100.00%	Nevada
Abode Sub 62, LLC	100.00%	Nevada
Abode Sub 63, LLC	100.00%	Nevada
Abode Sub 64, LLC	100.00%	Nevada
Abode Sub 65, LLC	100.00%	Nevada
Abode Sub 7, LLC	100.00%	Nevada
Abode Sub 71, LLC	100.00%	Nevada
Abode Sub 72, LLC	100.00%	Nevada
Abode Sub 73, LLC	100.00%	Nevada
Abode Sub 74, LLC	100.00%	Nevada
Abode Sub 75, LLC	100.00%	Nevada
Abode Sub 76, LLC	100.00%	Nevada
Abode Sub 77, LLC	100.00%	Nevada
Abode Sub 78, LLC	100.00%	Nevada
Abode Sub 79, LLC	100.00%	Nevada
Abode Sub 8, LLC	100.00%	Nevada
Abode Sub 80, LLC	100.00%	Nevada
Abode Sub 81, LLC	100.00%	Nevada
Abode Sub 82, LLC	100.00%	Nevada
Abode Sub 83, LLC	100.00%	Nevada
Abode Sub 84, LLC	100.00%	Nevada
Abode Sub 85, LLC	100.00%	Nevada
Abode Sub 86, LLC	100.00%	Nevada
Abode Sub 86, LLC	100.00%	Nevada
Abode Sub 87, LLC	100.00%	Nevada
Abode Sub 87, LLC	100.00%	Nevada
Abode Sub 88, LLC	100.00%	Nevada
Abode Sub 88, LLC	100.00%	Nevada
Abode Sub 89, LLC	100.00%	Nevada
Abode Sub 89, LLC	100.00%	Nevada
Abode Sub 9, LLC	100.00%	Nevada
Abode Sub 90, LLC	100.00%	Nevada
Abode Sub 90, LLC	100.00%	Nevada
Abode Sub 91, LLC	100.00%	Nevada
Abode Sub 92, LLC	100.00%	Nevada
Abode Sub 93, LLC	100.00%	Nevada
Abode Sub 94, LLC	100.00%	Nevada
Abode Sub 95, LLC	100.00%	Nevada
Abode Sub 96, LLC	100.00%	Nevada
Abode Sub I, LLC	100.00%	Nevada
Abode Sub II, LLC	100.00%	Nevada
Abode Sub III, LLC	100.00%	Nevada
Abode Sub IV, LLC	100.00%	Nevada
Abode Sub V, LLC	100.00%	Nevada
ALHG, LLC	100.00%	Delaware
AMG Chelsea, LLC	100.00%	Delaware
AMG Farnham Park, LLC	100.00%	Delaware
Apartments at Olde Oak, LLC	100.00%	Delaware
Apartments of Lake Wales, LLC	99.40%	Florida
Apts of Lake Wales MM, LLC	100.00%	Delaware
ATI MINERAL HOLDINGS, LLC	48.14%	Nevada
Audubon Terrace Managing Member, LLC	100.00%	Nevada
Bell Tower MM, LLC	100.00%	Delaware
Dominion at Mercer Crossing, LLC	100.00%	Nevada
EQK Bridgeview Plaza, LLC	100.00%	Delaware
EQK Portage, LLC	100.00%	Nevada
EQK Windmill Farms, LLC	100.00%	Nevada
Forest Pines Bryan 84, LLC	100.00%	Delaware
HGH Sub I, LLC	100.00%	Nevada
HGH Sub II, LLC	100.00%	Nevada

100

HGH Sub III, LLC	100.00%	Nevada
HGH Sub IV, LLC	100.00%	Nevada
HGH Sub IX, LLC	100.00%	Nevada
HGH Sub V, LLC	100.00%	Nevada
HGH Sub VI, LLC	100.00%	Nevada
HGH Sub VII, LLC	100.00%	Nevada
HGH Sub VIII, LLC	100.00%	Nevada
HGH Sub X, LLC	100.00%	Nevada
Kent Lofts FTWTX Apts, LLC	100.00%	Delaware
Land LD Athens Lindsay Ln, LLC	100.00%	Delaware
Longfellow Investors I, LLC	100.00%	Nevada
Longfellow Investors II, LLC	100.00%	Nevada
Longfellow Investors III, LLC	100.00%	Nevada
Longfellow Investors IV, LLC	100.00%	Nevada
Longfellow Investors V, LLC	100.00%	Nevada
McKinney Apts at Heritage MM, LLC	100.00%	Delaware
McKinney Apts at Heritage, LLC	100.00%	Delaware
Mid Southern, LLC	100.00%	Delaware
Ocean Estates, LLC	0.01%	Mississippi
Parc at Denham Springs II Apartments, LLC	100.00%	Louisiana
Residential Sub I, LLC	100.00%	Nevada
Residential Sub II, LLC	100.00%	Nevada
Residential Sub III, LLC	100.00%	Nevada
Residential Sub IV, LLC	100.00%	Nevada
Residential Sub IX, LLC	100.00%	Nevada
Residential Sub V, LLC	100.00%	Nevada
Residential Sub VI, LLC	100.00%	Nevada
Residential Sub VII, LLC	100.00%	Nevada
Residential Sub VIII, LLC	100.00%	Nevada
Residential Sub X, LLC	100.00%	Nevada
Residential Sub XI, LLC	100.00%	Nevada
Residential Sub XII, LLC	100.00%	Nevada
Residential Sub XIII, LLC	100.00%	Nevada
Residential Sub XIV, LLC	100.00%	Nevada
Residential Sub XV, LLC	100.00%	Nevada
Southern Properties Capital LTD	100.00%	British Virgin Islands
Spyglass Sub 1, LLC	100.00%	Nevada
Spyglass Sub 2, LLC	100.00%	Nevada
Spyglass Sub 3, LLC	100.00%	Nevada
Spyglass Sub 4, LLC	100.00%	Nevada
Spyglass Sub 5, LLC	100.00%	Nevada
Stanford GL, LLC	100.00%	Texas
Steeple Crest Entrance, LLC	100.00%	Delaware
Sugar Mill III MM, LLC	100.00%	Delaware
Tattersall Village GP, LLC	100.00%	Delaware
T Lodges, LLC	100.00%	Nevada
T Palm Desert Land, LLC	100.00%	Nevada
T Residential Holdings, LLC	100.00%	Nevada
T Sonoma Court, LLC	100.00%	Nevada
T Springs Apts, LLC	100.00%	Nevada
T Sugar Mill II, LLC	100.00%	Nevada
T Toulon, LLC	100.00%	Nevada
T Whitman, LLC	100.00%	Nevada
TCI 600 Las Colinas, LLC	100.00%	Delaware
TCI Clements, LLC	100.00%	Nevada
TCI Dedeaux Road, LLC	100.00%	Delaware
TCI Denham Springs, LLC	100.00%	Nevada
TCI Hines Acres, LLC	100.00%	Nevada
TCI Luna Ventures, LLC	100.00%	Nevada
TCI Manhattan 2, LLC	100.00%	Nevada
TCI Meridian Acres, LLC	100.00%	Nevada
TCI MS Investment, LLC	100.00%	Mississippi
TCI Park West I, LLC	100.00%	Delaware
TCI Stanford, LLC	100.00%	Nevada
TCI Valley Ranch 20, LLC	100.00%	Delaware
The Abode Development West, LLC	100.00%	Nevada
The Landing Apartments Houma, LLC	99.00%	Louisiana
The Landing Apartments MM, LLC	100.00%	Delaware
TM Manager, LLC	100.00%	Nevada
Town Center of Weatherford Apartments, LLC	100.00%	Texas
Transcontinental Gautier Land, LLC	100.00%	Nevada
Travis Ranch, LLC	100.00%	Nevada
Trinity East Energy, LLC	24.50%	Texas
VA Mezz Note, LLC	100.00%	Delaware
Victory Abode Apartments LLC	50.00%	Delaware
Villas at Bon Secour MM, LLC	100.00%	Delaware

101

Partnership interests (including direct and indirect ownership through subsidiaries)

Name	Ownership	Jurisdiction
Abode Multi-Property, LP	100.00%	Delaware
Centenial Apartments, LP	99.00%	Texas
Crossings at Opelika Apartments, LP	99.00%	Texas
CTMGT Land Holdings, L.P.	19.90%	Texas
Garden Whispering Pines, LP	99.00%	Delaware
KLP Toulon Apartments, LP	24.40%	Mississippi
LPG Apartments, LP	99.00%	Texas
Nakash Income Associates	100.00%	Georgia
Overlook Phase I, LP	99.90%	Texas
Overlook Phase II, LP	99.99%	Tennessee
Parc at Millbrook, LP	99.00%	Alabama
Pacific Galveston Properties, LP	49.00%	Texas
Parc at Rogers, LP	100.00%	Arkansas
VR Apartments, LP	99.90%	Texas
Woodmont TCI Group XIV, LP	75.00%	Texas

102